SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):25-Sep-2001

ACE Securities Corporation

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF MAY 1, 2001, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2001-CB2

ACE SECURITIES CORP.
(Exact name of registrant as specified in its charter)

Delaware          333-45458           56-2088493
(State or Other   (Commission         (I.R.S. Employer
Jurisdiction of   File Number)        Identification
Incorporation)                        Number)

6525 Morrison Boulevard  Suite 318
Charlotte, NC                28211
(Address of Principal        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-365-0569

Item 5.  Other Events

On 25-Sep-200a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
        25-Sep-200The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:    NONE

D.      Item 2: Changes in Securities:NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated  25-Sep-2001

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2001-CB2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           9/25/2001

                  Beginning                                 Ending
                  Certificate                               Certificate
Class   Cusip     Balance(1) PrincipalInterest   Losses     Balance
A-1F    12489WDF8 38,708,687.1,107,055 164,576.43     $0.00 $37,601,631.38
A-2F    12489WDG6 16,768,000.     0.00  83,476.69     $0.00 $16,768,000.00
A-3F    12489WDH4 24,794,000.     0.00 147,152.39     $0.00 $24,794,000.00
A-1A    12489WDJ0 78,723,845.1,245,049 245,421.59     $0.00 $77,478,796.17
M-1     12489WDK7 6,574,000.0     0.00  40,972.46     $0.00 $6,574,000.00
M-2     12489WDL5 4,884,000.0     0.00  32,140.79     $0.00 $4,884,000.00
B-1     12489WDM3 3,757,000.0     0.00  26,640.26     $0.00 $3,757,000.00
B-2     NA        4,508,000.0     0.00  33,757.05NA         $4,508,000.00
N-1     NA        3,375,246.1521,129.0  22,501.64NA         $2,854,117.09
N-2     NA        1,875,000.0     0.00  12,500.00NA         $1,875,000.00
A-IO    12489WDE1 50,000,000.     0.00  83,333.33NA         $50,000,000.00
X       NA        2,000,000.0     0.00       0.00NA         $2,000,000.00
R-3     NA               0.00     0.00       0.00NA              $0.00


Total             178,717,5322,873,234 892,472.63       0.00176,365,427.55

              AMOUNTS PER $1,000 UNIT
                                      Ending                Current
                                      Certificate           Pass-Through
Class   Principal Interest   Total    Balance    Losses     Interest Rate
A-1F    26.7741056 3.9802754730.754381909.3941999 0.00000000   5.10200%
A-2F    0.00000000 4.978333134.97833311000.000000 0.00000000   5.97400%
A-3F    0.00000000 5.935000005.93500001000.000000 0.00000000   7.12200%
A-1A    14.9411903 2.9451768917.886367929.7827453 0.00000000   3.87000%
M-1     0.00000000 6.232500766.23250071000.000000 0.00000000   7.47900%
M-2     0.00000000 6.580833336.58083331000.000000 0.00000000   7.89700%
B-1     0.00000000 7.090833117.09083311000.000000 0.00000000   8.50900%
B-2     0.00000000 7.488254217.48825421000.000000 0.00000000   8.98591%
N-1     101.683720 4.39056390106.07428556.9008951 0.00000000   8.00000%
N-2     0.00000000 6.666666676.66666661000.000000 0.00000000   8.00000%
A-IO    0.00000000 1.666666601.66666661000.000000 0.00000000   2.00000%
X       0.00000000 0.000000000.00000001000.000000 0.00000000   9.00000%
R-3     0.00000000 0.000000000.0000000 0.00000000 0.00000000   0.00000%


Distribution Date:25-Sep-2001

        Distribution Statement
        Pooling and Servicing Agreement Dated May 1, 2000

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  Overcollateralization Amount (before distri$1,878,409.11
      Overcollateralization Release Amount            $0.00
      Overcollateralization Deficiency (after dis     $0.00
      Overcollateralization Target Amount        $1,878,409.11
      Overcollateralization Amount (after distrib$1,878,409.11

    Amount of Excess Interest                    $522,291.67
    Amount of Excess Cashflow                    $522,291.67



                             Group 1A Group 1B   Group 2
iv) Servicing FeesServicing F  $8,035    $33,833    $32,802
                  Accrued and      $0         $0         $0
                  Special Ser $22,500     $8,550    $11,550
                  PMI Premium      $0    $22,384    $22,368

v) Advances                           $567,634.26

vi)     Begining Pool Princip$19,283,5$82,587,735$78,724,704
        Ending Pool Principal$19,256,5$81,507,593$77,479,655
        Ending Loan Count                                           715

vii)    Wt'd avg Rem term of the Mortg
        Weighted average Mortage Rate     8.3727%   10.2958%   10.8958%

viii)  Delinquency And Foreclosure Information:
                  All Categories      Bankruptcy
Group 1A          Number     Balance  Number     Balance
        Current                   3,65                                 -
        30 days De                1,08                       384,010
        60 days de                1,19                       358,677
        90 days de                1,09                       891,828
        120+ days               12,230                    9,223,789

                  Foreclosure
                  Number     Balance
        Current                                -
        30 days De                             -
        60 days de                             -
        90 days de                             -
        120+ days                    197,802

Group 1B          All Categories      Bankruptcy
                  Number     Balance  Number     Balance
        Current                 56,500                                 -
        30 days De                7,31                       368,183
        60 days de                3,51                       369,676
        90 days de                3,10                       461,503
        120+ days               11,077                    7,393,089

                                         Foreclosure
                  Number     Balance
        Current                                -
        30 days De                             -
        60 days de                     93,411
        90 days de                   620,299
        120+ days                    298,062

        Group 2   All Categories      Bankruptcy
                  Number     Balance  Number        Balance
        Current                 56,029                                 -
        30 days De                6,76                       208,484
        60 days de                3,29                       225,784
        90 days de                2,65                       431,684
        120+ days                 8,74                    4,139,267

                  Foreclosure
                  Number     Balance
          Current                              -
        30 days De                             -
        60 days de                   174,928
        90 days de                   206,547
        120+ days                    954,406



ix)     Loans that became REO properties       (see page 5)
x)      Total Book Value of REO Properties:    (see page 5)
                  Group 1A   Group 1B Group 2
xi)     Prepayment                   9        1,207,679

xii)    Current Period Prepayment Pena             33,839
        Aggregate Prepayment Penalties           133,483
        Prepayment Penalties allocable          0

xiii)   Aggregate Realized Losses incu          0          0          0
        Cumulative Realized Losses              0          0          0

xiv)    Realized Loss Allocations         See Page 1

xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall and Class Carryover Shortfall
                                      Class Carryover
                             PPIS     Shortfall
                  A-1F               0          0
                   A-2F              0          0
                  A-3F               0          0
                  A-1A               0          0
                  M-1                0          0
                  M-2                0          0
                  B-1                0          0
                  B-2                0          0
                  N-1                0          0
                  N-2                0          0
                  A-IO               0          0
                           X         0          0
                                     0          0

xvii)   Reserved
xviii)  Reserved
                                      Group 1A   Group 1B   Group 2
xix)    Trustee Fees                       192.84     825.88     787.25

xx)     Reserve Fund
                  Beginning Balance       5000.00
                  LIBOR Carryover Fund       0.00
                  LIBOR Carryover dist       0.00
                  LIBOR Carryover owed       0.00
                  Ending Balance          5000.00

xxii)   Trigger Event Occurrence      YES
        Cumulative Loss Percentage of        0.00


xxiii)  Balance of 60+ Day Del. Loans as a % of O   0.146972
xxiv)   Balance of Re-Performing 60+ Day Del. Loa   0.116133

xxv)    Available Funds      Group 1A Group 1B   Group 2
        Scheduled Interest Ne   126,51      638,4       659,237.09
        Scheduled Principal       26,8      107,6         37,370.45
        Unscheduled Principal               972,4    1,207,678.94
                  Available F   153,42   1,718,55    1,904,286.48


xxvi)   Offered Certificates Pass-Through Rates See Page 1

xxvii)  Liquidation Report      See Page 6

xxviii) Mortgage Loans Purchased by Servicer

xxix)   Mortgage Loans Re-Purchased by Servicer


        Libor Information    Original Current PerNext Period
                  Class A-1V   6.9513%    3.8700%    2.9513%
                  LIBOR        6.6413%    3.5800%    2.6613%



                  ACE SECURITIES CORP.


                             By: /s/ Sheryl Christopherson
                             Name:  Sheryl Christopherson
                             Title: Vice President


Dated:   9/25/2001